EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-34326.

                                                                                                              /s/ Arthur Andersen LLP

Denver, Colorado,
   March 25, 2002.